UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8897	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Phillipi Road, Columbus, Ohio 43228
(Address of principal executive offices) (Zip Code)

(614) 278-6800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On May 30, 2014, Big Lots, Inc. (“we,” “us” or “our”) issued a press release and conducted a conference call, both of which reported our first quarter fiscal 2014 unaudited results, provided initial guidance for the second quarter of fiscal 2014, updated guidance for fiscal 2014, and provided an update on the status of our previously announced $125 million share repurchase program.

The press release and conference call both included “non-GAAP financial measures,” as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). Specifically, the following non-GAAP financial measures were included: (i) adjusted selling and administrative expenses; (ii) adjusted selling and administrative expense rate; (iii) adjusted operating profit; (iv) adjusted operating profit rate; (v) adjusted income tax expense; (vi) adjusted effective income tax rate; (vii) adjusted income from continuing operations; (viii) adjusted net income; (ix) adjusted diluted earnings per share from continuing operations; and (x) adjusted diluted earnings per share.

The non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) the following items for the periods noted:

Item	Fiscal 2013 First Quarter	Fiscal 2013 Second Quarter	Fiscal 2013 Full Year
$3.2 million, or $0.06 per diluted share, after-tax accrual of a loss contingency concerning a store-related legal matter	X		X
$0.4 million, or $0.01 per diluted share, after-tax adjustment for the settlement of the store-related legal matter		X	X
$2.2 million, or $0.04 per diluted share, after-tax gain on the sale of real estate			X

The press release posted in the Investor Relations section of our website contains a presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and a reconciliation of the difference between the non-GAAP financial measures and the most directly comparable financial measures calculated and presented in accordance with GAAP.

Our management believes that disclosure of the non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative and more relevant method for measuring our operating performance, excluding special items included in the most directly comparable GAAP financial measures, which our management believes are more indicative of our ongoing operating results and financial condition. These non-GAAP financial measures, along with the most directly comparable GAAP financial measures, are used by our management to evaluate our operating performance.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in accordance with GAAP. Non-GAAP financial measures as reported by us may not be comparable to similarly titled items reported by other companies.

Attached as exhibits to this Form 8-K are copies of our May 30, 2014 press release (Exhibit 99.1) and the transcript of our May 30, 2014 conference call (Exhibit 99.2), including information concerning forward-looking statements and factors that may affect our future results. The information in Exhibits 99.1 and 99.2 is being furnished, not filed, pursuant to Item 2.02 of this Form 8-K. By furnishing the information in this Form 8-K and the attached exhibits, we are making no admission as to the materiality of any information in this Form 8-K or the exhibits.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    As further discussed in Item 5.07 below, our shareholders approved the amended and restated Big Lots 2012 Long-Term Incentive Plan (“LTIP”) at our Annual Meeting of Shareholders held on May 29, 2014 (“Annual Meeting”). The approved LTIP includes amendments to (1) expand the performance measures for awards intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, (2) update the accounting standard references in the LTIP, and (3) create consistency among the performance measures set forth the LTIP and the amended and restated Big Lots 2006 Bonus Plan (“Bonus Plan”). Our Board of Directors adopted the LTIP on March 5, 2014, subject to shareholder approval. A description of the LTIP was included in our 2014 Proxy Statement for the Annual Meeting under the caption “Proposal Two: Approval of the Amended and Restated Big Lots 2012 Long-Term Incentive Plan,” which description is incorporated herein by reference. The descriptions of the LTIP contained herein and in our 2014 Proxy Statement are qualified in their entirety to the full text of the LTIP, which is incorporated by reference into this Form 8-K as Exhibit 10.1.

As further discussed in Item 5.07 below, our shareholders also approved the amended and restated Bonus Plan at the Annual Meeting. The approved Bonus Plan includes amendments to (1) expand the performance measures, and the equitable adjustments that may be made thereto, for awards intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, (2) better ensure compliance with the requirements of Section 409A and Section 162(m) of the Internal Revenue Code, and (3) create consistency among the performance measures set forth in the Bonus Plan and the LTIP. Our Board of Directors adopted the Bonus Plan on March 5, 2014, subject to shareholder approval. A description of the Bonus Plan was included in our 2014 Proxy Statement for the Annual Meeting under the caption “Proposal Three: Approval of the Amended and Restated Big Lots 2006 Bonus Plan,” which description is incorporated herein by reference. The descriptions of the Bonus Plan contained herein and in our 2014 Proxy Statement are qualified in their entirety to the full text of the Bonus Plan, which is incorporated by reference into this Form 8-K as Exhibit 10.2.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, our shareholders voted on the following proposals, with 3,189,107 broker non-votes for Proposal One, Proposal Two, Proposal Three, Proposal Four and Proposal Six, and the remaining votes cast as follows:

•	Proposal One. To elect nine directors to our Board of Directors:

Director	For	Withheld
Jeffrey P. Berger	35,885,418	11,911,451
David J. Campisi	45,552,522	2,244,347
James R. Chambers	41,051,928	6,744,941
Peter J. Hayes	43,432,418	4,364,451
Brenda J. Lauderback	40,308,323	7,488,546
Philip E. Mallott	43,520,219	4,276,650
Russell Solt	36,263,100	11,533,769
James R. Tener	40,306,336	7,490,533
Dennis B. Tishkoff	39,740,702	8,056,167

•	Proposal Two. To approve the LTIP:

For	42,856,427
Against	4,924,172
Abstain	16,270

•	Proposal Three. To approve the Bonus Plan:

For	46,568,606
Against	1,209,606
Abstain	18,657

•	Proposal Four. To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in our 2014 Proxy Statement:

For	43,313,474
Against	4,465,595
Abstain	17,800

•	Proposal Five. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2014:

For	50,161,344
Against	817,168
Abstain	7,464

•	Proposal Six. To vote upon a shareholder proposal regarding proxy access:

For	27,128,659
Against	20,642,968
Abstain	25,242

No other matters were submitted to a vote of our shareholders at the Annual Meeting.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibits marked with an asterisk (*) are furnished herewith.

	Exhibit No.	Description

	10.1*	Big Lots 2012 Long-Term Incentive Plan, as amended and restated effective May 29, 2014.

	10.2*	Big Lots 2006 Bonus Plan, as amended and restated effective May 29, 2014.

	99.1*	Big Lots, Inc. press release dated May 30, 2014.

	99.2*	Big Lots, Inc. conference call transcript dated May 30, 2014.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Date: June 3, 2014	By:	/s/ Ronald D. Parisotto
Ronald D. Parisotto
Senior Vice President, General Counsel and Corporate Secretary